EXHIBIT 24.1 - DIRECTORS' POWERS OF ATTORNEY


                          DIRECTOR'S POWER OF ATTORNEY


         The undersigned director of ShopKo Stores, Inc. designates Richard D. Schepp with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing his name and on his behalf the ShopKo Stores, Inc. Form 10-K for the fiscal year ended January 30, 1999 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable ShopKo Stores, Inc. to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements thereto.

         Dated this 21st day of April, 1999.




                                                  /s/  Dale P. Kramer
                                                  -------------------
                                                  Dale P. Kramer


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




                          DIRECTOR'S POWER OF ATTORNEY


         The undersigned director of ShopKo Stores, Inc. designates Richard D. Schepp with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing his name and on his behalf the ShopKo Stores, Inc. Form 10-K for the fiscal year ended January 30, 1999 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in all his capacities with ShopKo Stores, Inc. to enable ShopKo Stores, Inc. to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements thereto.

         Dated this 21st day of April, 1999.




                                                  /s/  William J. Podany
                                                  ----------------------
                                                  William J. Podany

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                          DIRECTOR'S POWER OF ATTORNEY


         The undersigned director of ShopKo Stores, Inc. designates Richard D. Schepp with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing his name and on his behalf the ShopKo Stores, Inc. Form 10-K for the fiscal year ended January 30, 1999 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable ShopKo Stores, Inc. to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements thereto.

         Dated this 21st day of April, 1999.




                                                  /s/  William J. Tyrrell
                                                  -----------------------
                                                  William J. Tyrrell

                          DIRECTOR'S POWER OF ATTORNEY


         The undersigned director of ShopKo Stores, Inc. designates Richard D. Schepp with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing his name and on his behalf the ShopKo Stores, Inc. Form 10-K for the fiscal year ended January 30, 1999 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable ShopKo Stores, Inc. to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements thereto.

         Dated this 21st day of April, 1999.




                                                  /s/  Jack W. Eugster
                                                  --------------------
                                                  Jack W. Eugster

                          DIRECTOR'S POWER OF ATTORNEY


         The undersigned director of ShopKo Stores, Inc. designates Richard D. Schepp with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing his name and on his behalf the ShopKo Stores, Inc. Form 10-K for the fiscal year ended January 30, 1999 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable ShopKo Stores, Inc. to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements thereto.

         Dated this 21st day of April, 1999.




                                                /s/  James L. Reinertsen, M. D.
                                                -------------------------------
                                                James L. Reinertsen, M. D.

                          DIRECTOR'S POWER OF ATTORNEY


         The undersigned director of ShopKo Stores, Inc. designates Richard D. Schepp with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing his name and on his behalf the ShopKo Stores, Inc. Form 10-K for the fiscal year ended January 30, 1999 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable ShopKo Stores, Inc. to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements thereto.

         Dated this 21st day of April, 1999.




                                                  /s/  Stephen E. Watson
                                                  ----------------------
                                                  Stephen E. Watson

                          DIRECTOR'S POWER OF ATTORNEY


         The undersigned director of ShopKo Stores, Inc. designates Richard D. Schepp with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing his name and on his behalf the ShopKo Stores, Inc. Form 10-K for the fiscal year ended January 30, 1999 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable ShopKo Stores, Inc. to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements thereto.

         Dated this 21st day of April, 1999.




                                                  /s/  Jeffrey C. Girard
                                                  ----------------------
                                                  Jeffrey C. Girard

                          DIRECTOR'S POWER OF ATTORNEY


         The undersigned director of ShopKo Stores, Inc. designates Richard D. Schepp with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing his name and on his behalf the ShopKo Stores, Inc. Form 10-K for the fiscal year ended January 30, 1999 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable ShopKo Stores, Inc. to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements thereto.

         Dated this 21st day of April, 1999.




                                                  /s/  Gregory H. Wolf
                                                  --------------------
                                                  Gregory H. Wolf



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